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    NUMBER                                                                                              SHARES
    /    /                                                                                              /    /

                                              PRUDENTIAL-BACHE SPECIAL MONEY MARKET FUND, INC.
                                                            (MONEY MARKET SERIES)

                                            INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                                           DOING BUSINESS AS PRUDENTIAL SPECIAL MONEY MARKET FUND

ACCOUNT NO.        ALPHA CODE                                                                      CUSIP 74436K 10 4
                                                                                         SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

                                                                  SPECIMEN

is the owner of

                         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF
                      --------------------PRUDENTIAL SPECIAL MONEY MARKET FUND (MONEY MARKET SERIES)--------------------

    hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

              This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
    Articles of Incorporation and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

              This Certificate is not valid unless countersigned by the Transfer Agent.

                   IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.


[SEAL]                  Dated

                                                                /s/ S. Jane Rose                 /s/ Laurence C. McQuade
                                                                     Secretary                           President


COUNTERSIGNED
    PRUDENTIAL MUTUAL FUND SERVICES, INC.
                (NEW JERSEY)

                                  TRANSFER AGENT,

BY

                              AUTHORIZED OFFICER

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